SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):
December 2, 2003 (December 2, 2003)

PEROT SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22495	75-2230700

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 West Plano Parkway
Plano, Texas 75075

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:
(972) 577-0000

ITEM 5. OTHER EVENTS.

     On December 2, 2003, Perot Systems Corporation gave notice to its directors and executive officers of a temporary suspension of trading under the Perot Systems Corporation Retirement Savings Plan, a copy of which is filed as Exhibit 99.1. The company has not received a notice under section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibit

     99.1 Notice of Blackout Period dated December 2, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2003	PEROT SYSTEMS CORPORATION

	By:	/s/ Charles N. Bell

Charles N. Bell Assistant Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Notice of Blackout Period dated December 2, 2003.